EXHIBIT 99.1

                      AGREEMENT AND PLAN OF REORGANIZATION

                                  BY AND AMONG

                            PARADIGM HOLDINGS, INC.,
                             A WYOMING CORPORATION,

                        PARADIGM SOLUTIONS MERGER CORP.,
                             A DELAWARE CORPORATION
                        AND A WHOLLY-OWNED SUBSIDIARY OF
                            PARADIGM HOLDINGS, INC.,

                         PARADIGM SOLUTIONS CORPORATION,
                             A MARYLAND CORPORATION

                                       AND

                               THE SHAREHOLDERS OF
                         PARADIGM SOLUTIONS CORPORATION


                             DATED: NOVEMBER 3, 2004

                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization ("AGREEMENT"), dated as of November 3, 2004, by and among Paradigm Holdings, Inc. (PDHO"), a Wyoming corporation, Paradigm Solutions Merger Corp., a Delaware corporation and wholly-owned subsidiary of PDHO ("MERGER SUB"), Paradigm Solutions Corporation ("PSC"), a Maryland corporation, and the subscribing shareholders of PSC ("PSC SHAREHOLDERS") who will join this Agreement by execution.

                              W I T N E S S E T H:

         A. WHEREAS, PSC, PDHO and Merger Sub are corporations duly organized under the laws of the State of Maryland, Wyoming and Delaware, respectively.

         B. PLAN OF REORGANIZATION. The subscribing PSC Shareholders are the owners of 100% of the issued and outstanding common stock, par value $0.01 per share, of PSC. It is the intention that 100% of the issued and outstanding stock of PSC shall be acquired by PDHO in exchange solely for shares of common stock, par value $0.01 per share of PDHO. For federal income tax purposes it is intended that this exchange shall qualify as a reorganization within the meaning of SEC 368 (a)(1)(B) of the Internal Revenue Code of 1986, as amended (the "CODE").

         C. EXCHANGE OF SHARES. The parties hereto agree that 100% of the 13,699 shares of common stock issued and outstanding of PSC shall be exchanged with PDHO for 17,500,000 shares of the common stock of PDHO. The PDHO shares, on the closing date, shall be delivered ratably divided to the individual subscribing shareholders of PSC in exchange for their PSC shares as hereinafter set forth.

         D. Upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall be merged with and into PSC (the "MERGER") with PSC surviving, in accordance with the Wyoming Business Corporation Act.

         E. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Wyoming Business Corporation Act (the "WBCA").

         NOW, THEREFORE, it is agreed among the parties as follows:


                                    ARTICLE I

                          THE MERGER AND CONSIDERATION
                          ----------------------------

         1.1 In accordance with the provisions of this Agreement, the WBCA, the Maryland General Corporation Law ("MGCL"), and other applicable law, on the Closing Date (as defined below), Merger Sub shall be merged with and into PSC, which shall be the surviving corporation (hereinafter sometimes referred to as the "SURVIVING CORPORATION") and shall continue its corporate existence under the laws of the state of Maryland as a wholly-owned subsidiary of PDHO. As of the Closing (as defined below) the separate existence of Merger Sub shall cease.

On the Closing Date and by virtue of the Merger, all of them issued and outstanding shares of capital stock of PSC shall be automatically canceled and shall entitle the PSC Shareholders to receive the Merger Consideration (as defined below) as set forth in Section 1.2 hereof.

         1.2 Subject to the conditions set forth herein on the Effective Date (as herein defined), the PSC Shareholders shall exchange all of their shares of PSC common stock for 17,500,000 shares of common stock of PDHO (sometimes referred to herein as the "MERGER CONSIDERATION"). The transactions contemplated by this Agreement shall be completed at a closing ("CLOSING") on a closing date ("CLOSING DATE") which shall be as soon as practicable after joinder in this exchange by PSC Shareholders holding 100% of the outstanding PSC common shares, except that such transaction must be completed on or before November 3, 2004, or this Agreement shall expire unless extended in writing.

         On the Closing Date, all of the documents to be furnished to PDHO and PSC, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to Dave Norris, to be held in escrow until the Effective Date or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

         1.3 On the Closing Date (also sometimes referred to herein as the "EFFECTIVE Date"), Merger Sub shall be merged with and into PCS and PDHO shall issue 17,500,000 shares of its common stock (the "MERGER CONSIDERATION") to the PSC Shareholders ratably according to their respective ownership, interests in PSC. At the Closing (i) the PSC Shareholders shall deliver to the Exchange Agent (as defined below) the original stock certificates representing all of the issued and outstanding common stock of PSC, together with stock powers duly executed in blank, and (ii) PDHO shall deliver to the Exchange Agent stock certificates representing the Merger Consideration.

         1.3 PLAN OF MERGER; ARTICLES OF MERGER. The parties to this Agreement shall cause PSC and Merger Sub to enter into a Plan of Merger on the date hereof, a copy of which is attached hereto as EXHIBIT "B" (the "PLAN OF MERGER"), and, at the Closing, to execute the Articles of Merger in the forms attached hereto as EXHIBIT "C" (the "ARTICLES OF MERGER"). The Articles of Merger shall be filed with the Secretary of State of Maryland and the Secretary of State of Delaware on the Closing Date in accordance with the MGCL and the Delaware General Corporate Law.

         1.4 APPROVAL OF MERGER. By his execution of this Agreement, each PCS Shareholder hereby ratifies, approves and adopts the Plan of Merger for all purposes under the MGCL. On or before the execution of this Agreement, the respective Boards of Directors of PDHO, PSC and Merger Sub shall have approved this Agreement, the Plan of Merger and the transactions contemplated hereby and thereby

                                   ARTICLE II

                         ISSUANCE AND EXCHANGE OF SHARES
                         -------------------------------

         2.1 The shares of common stock of PDHO, par value $0.01 per share, shall be issued by it to the subscribing PSC Shareholders at Closing.

         2.2 PDHO represents that no outstanding options or warrants for any unissued shares exist.

         2.3 The stock transfer books of PSC shall be closed on the "EFFECTIVE DATE," and thereafter no transfers of the stock of PSC shall be made. PSC shall appoint an exchange agent ("EXCHANGE AGENT"), to accept surrender of the certificates representing the common shares of PSC, and to deliver in exchange for such surrendered certificates, shares of common stock of PDHO. The authorization of the Exchange Agent may be terminated by PDHO after six months following the Effective Date. Upon termination of such authorization, any shares of PSC and any funds held by the Exchange Agent for payment to PSC shareholders pursuant to this Agreement shall be transferred to PDHO or its designated agent who shall thereafter perform the obligations of the Exchange Agent. If outstanding certificates for shares of PSC are not surrendered or the payment for them not claimed prior to such date on which such payments would otherwise escheat to or become the property of any governmental unit or agency, the unclaimed items shall, to the extent permitted by abandoned property and other applicable law, become the property of PDHO (and to the extent not in its possession shall be paid over to it), free and clear of all claims or interest of any persons previously entitled to such items. Notwithstanding the foregoing, neither the Exchange Agent nor any party to this Agreement shall be liable to any holder of PSC shares for any amount paid to any governmental unit or agency having jurisdiction of such unclaimed item pursuant to the abandoned property or other applicable law of such jurisdiction.

         2.4 No fractional shares of PDHO stock shall be issued as a result of the Agreement. Shares shall be rounded up to nearest whole share.

         2.5 At the Effective Date, each holder of a certificate or certificates representing common shares of PSC, upon presentation and surrender of such certificate or certificates to the Exchange Agent, shall be entitled to receive the consideration set forth herein, except that holders of those shares as to which dissenters' rights shall have been validly asserted and perfected pursuant to Maryland law shall not be converted into shares of PDHO common stock, but shall represent only such dissenters' rights. Upon such presentation, surrender, and exchange as provided in this Section 2.5, certificates representing shares of PSC previously held shall be canceled. Until so presented and surrendered, each certificate or certificates which represented issued and outstanding shares of PSC at the Effective Date shall be deemed for all purposes to evidence the right to receive the consideration set forth in Section 1.2 of this Agreement. If the certificates representing shares of PSC have been lost, stolen, mutilated or destroyed, the Exchange Agent shall require the submission of an indemnity

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


agreement and may require the submission of a bond in lieu of such certificate.


                                   ARTICLE III

                REPRESENTATIONS, WARRANTIES AND COVENANTS OF PSC
                ------------------------------------------------

         No representations or warranties are made by any director, officer, employee or shareholder of PSC as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "PSC DISCLOSURE STATEMENT"), if any. PSC hereby represents, warrants and covenants to PDHO except as stated in the PSC Disclosure Statement, as follows:

         3.1 PSC is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Certificate of Incorporation and Bylaws of PSC are complete and accurate, and the minute books of PSC contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and board of directors of PSC.

         3.2 The aggregate number of shares which PSC is authorized to issue is 20,000 shares of common stock of which 13,699 shares are issued and outstanding.

         3.3 PSC has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by PSC will conflict with or result in a breach or violation of the Certificate of Incorporation or Bylaws of PSC.

         3.5 The execution, delivery and performance of this Agreement has been duly authorized and approved by the Board of Directors of PSC.

         3.6 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the executive officers of PSC, threatened against PSC or affecting any of its assets or properties, and to the knowledge of PSC's officers, PSC is not in any material breach or violation of or default under any contract or instrument to which PSC is a party, or under its respective Certificate of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to PSC.

         3.7 The representations and warranties of PSC shall be true and correct as of the date hereof and as of the Effective Date.

         3.8 No representation or warranty by PSC in this Agreement, the PSC Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact

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

necessary to make such representation or warranty not misleading.

         3.9 To the knowledge of the executive officers of PSC, all trade names, inventions, discoveries, ideas, research, engineering, methods, practices, processes, systems, formulae, designs, drawings, products, projects, improvements, developments, know-how, and trade secrets which are used in the conduct of the business of PSC, whether registered or unregistered (collectively the PROPRIETARY RIGHTS") are owned by PSC. To the knowledge of the executive officers of PSC, the Proprietary Rights are not subject to any restriction, lien, encumbrance, right, title or interest in others. All of the Proprietary Rights stand solely in the name of PSC and not in the name of any shareholder, director, officer, agent, partner or employee or anyone else known to the executive officers of PSC, and none of the same have any right, title, interest, restriction, lien or encumbrance therein or thereon or thereto. To the knowledge of the executive officers of PSC, PSC's ownership and use of the Proprietary Rights do not and will not infringe upon, conflict with or violate in any material respect any patent, copyright, trade secret or other lawful proprietary right of any other party, and no claim is pending or, to the knowledge of the executive officers of PSC, threatened to the effect that the operations of PSC infringe upon or conflict with the asserted rights of any other person under any of the Proprietary Rights. No claim is pending, or to the knowledge of the executive officers of PSC, threatened to the effect that any such Proprietary Rights owned or licensed by PSC, or which PSC otherwise has the right to use, is invalid or unenforceable by PSC.

         3.10 (i) PSC has not received notice of any material violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by PSC that has not been fully and finally resolved; (ii) to the knowledge of the executive officers of PSC, all permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("ENVIRONMENTAL LAWS"), including Environmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("POLLUTANTS") have been obtained; (iii) to the knowledge of the executive officers of PSC, no conditions exist on, in or about the properties now or previously owned or operated by PSC or any third-party properties to which any Pollutants generated by PSC were sent or released that could give rise on the part of PSC to material liability under any Environmental Laws, material claims by third parties under Environmental Laws or under common law or the occurrence of material costs to avoid any such liability or claim; and (iv) to the knowledge of the executive officers of PSC, all operators of PSC's assets are in material compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder, relating to PSC's assets.

         3.11 PSC has delivered to PDHO financial statements of PSC dated December 31, 2002 and December 31, 2003. All such statements, herein sometimes called "PSC FINANCIAL STATEMENTS," are complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of PSC for the periods indicated. The PSC financial statements have been prepared in accordance with generally accepted accounting principles.

         3.12 Since the dates of the PSC Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of PSC. PSC does not have any material liabilities or obligations, secured or unsecured except as shown on the updated financials of PSC dated August 31, 2004 (whether accrued, absolute, contingent or otherwise).


                                   ARTICLE IV

        REPRESENTATIONS, WARRANTIES AND COVENANTS OF PDHO AND MERGER SUB
        ----------------------------------------------------------------

         No representations or warranties are made by any director, officer, employee or shareholder of PDHO and/or Merger Sub as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "PDHO/MERGER SUB DISCLOSURE STATEMENT"), if any.

         PDHO and Merger Sub hereby represent, warrant and covenant to PSC and its shareholders, except as stated in the PDHO/Merger Sub Disclosure Statement, as follows:

         4.1 PDHO is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming. Merger Sub is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware. PDHO and Merger Sub each have the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted, and PDHO and Merger Sub each are duly licensed and qualified in all jurisdictions, whether the character of the property owned by it or the nature of the business transacted by it makes such license or qualification necessary, except where such failure would not result in a material adverse effect on PDHO and/or Merger Sub, respectively. The Articles of Incorporation and Bylaws of PDHO and the Certificate of Incorporation and Bylaws of Merger Sub, copies of which have been delivered to PSC, are complete and accurate, and the minute books of PDHO and Merger Sub contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of PDHO and Merger Sub.

         4.2 The aggregate number of shares which PDHO is authorized to issue is 50,000,000 shares of common stock, par value $0.01 per share, of which 10,591,602 shares of such common stock are issued and outstanding, fully paid and non-assessable, at the Closing under this Agreement. PDHO owns all of the outstanding capital stock of Merger Sub. PDHO will have, on the Closing Date, no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. No preferred stock of PDHO is authorized or outstanding.

         4.3 PDHO and Merger Sub each have complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

         4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by either PDHO or Merger Sub will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of PDHO or the Certificate of Incorporation or Bylaws of Merger Sub.

         4.5 The execution of this Agreement has been duly authorized and approved by the Board of Directors of PDHO and Merger Sub.

         4.6 PDHO has delivered to PSC audited financial statements of PDHO dated June 30, 2004. All such statements, herein sometimes called "PDHO FINANCIAL STATEMENTS," are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of PDHO for the periods indicated. All financial statements of PDHO will have been prepared in accordance with generally accepted accounting principles.

         4.7 Since the dates of the PDHO Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of PDHO. PDHO does not have any material liabilities or obligations, secured or unsecured except as shown on the updated financials of PDHO dated September 30, 2004 (whether accrued, absolute, contingent or otherwise).

         4.8 There are no legal proceedings or regulatory proceedings involving claims pending, or, to the knowledge of the officers of PDHO and/or Merger Sub, threatened against PDHO and/or Merger Sub or affecting any of PDHO's and/or Merger Sub's assets or properties, and PDHO and/or Merger Sub are not in any material breach or violation of or default under any contract or instrument to which either PDHO or Merger Sub is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by either PDHO or Merger Sub under any contract or other instrument to which either PDHO or Merger Sub is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation, Certificate of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to either PDHO or Merger Sub.

         4.9 LIABILITIES. Except as disclosed in the documents filed by PDHO with the United States Securities and Exchange Commission ("SEC DOCUMENTS"), PDHO and Merger Sub do not have any material debt, liability or obligation of any kind, whether accrued, absolute, contingent or otherwise, except (a) those reflected on the PDHO financial statements and interim financial statements dated September 30, 2004, including the notes thereto, and (b) liabilities incurred in the ordinary course of business since September 30, 2004, none of which have had or will have a material adverse effect on the financial condition of PDHO taken as a whole.

         4.10 FULL DISCLOSURE. No representation or warranty of PDHO and/or Merger Sub contained in this Agreement, and none of the statements or information concerning PDHO and/or Merger Sub contained in this Agreement and the Schedules, contains or will contain as of the date hereof and as of the Closing Date any untrue statement of a material fact nor will such representations, warranties, covenants or statements taken as a whole omit a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.11 PDHO and Merger Sub shall not enter into or consummate any transactions prior to the Effective Date other than in the ordinary course of business and will pay no dividend, or increase the compensation of officers and will not enter into any agreement or transaction which would adversely affect its financial condition except pursuant to the proposed minutes of the Board of Directors of PDHO presented herewith for approval by PSC.

         4.12 The representations and warranties of PDHO and Merger Sub shall be true and correct as of the date hereof and as of the Effective Date.

         4.13 PDHO's and Merger Sub's corporate books and records are true records of its actions. PDHO and/or Merger Sub will also deliver to PSC on or before the Closing Date any reports relating to the financial and business condition of PDHO and/or Merger Sub which occur after the date of this Agreement and any other reports sent generally to their shareholders after the date of this Agreement.

         4.14 PDHO and Merger Sub have no employee benefit plan in effect at this time.

         4.15 PDHO is current in its filing obligations under the federal securities laws. No document filed by PDHO with the Securities and Exchange Commission (the "SEC") contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading, and all such reports comply as to form and substance in all material respects with all applicable SEC requirements.

         4.16 PDHO and Merger Sub acknowledge and agree that all rights to indemnification now existing in favor of the employees, agents, directors or officers of PSC and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and PDHO expressly assumes such indemnification obligations of PSC.

                                    ARTICLE V

              OBLIGATIONS OF THE PARTIES PENDING THE EFFECTIVE DATE
              -----------------------------------------------------

         5.1 At all times prior to the Effective Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. The recipient of such information shall at all times protect such information from disclosure, other than disclosure required by rule, regulation, or law, other than to members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made,
(b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

         5.2 PDHO, Merger Sub and PSC shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

         5.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.


                                   ARTICLE VI

                             PROCEDURE FOR EXCHANGE
                             ----------------------

         6.1 At the Closing Date, PDHO shall instruct the Exchange Agent to exchange the PSC common stock certificates representing 100% of the issued and outstanding common stock of PSC for the Merger Consideration, by instructing the transfer agent of PDHO to issue the new certificates and sending the certificates of PDHO by Federal Express to the exchanging shareholders.


                                   ARTICLE VII

            CONDITIONS PRECEDENT TO THE CONSUMMATION OF THE EXCHANGE
            --------------------------------------------------------

         The following are conditions precedent to the consummation of the Agreement on or before the Effective Date:

         7.1 PSC, PDHO and Merger Sub shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Effective Date and PDHO, Merger Sub and PSC shall provide one another at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

         7.2 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

         7.3 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for PSC and PDHO.

         7.4 The representations and warranties made by PSC, PDHO and Merger Sub in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date.

         7.5 Securities Laws Compliance. It is anticipated that the following SEC filings will need to be made as a result of the Plan and Agreement and the exchange: Forms 8-K, 8K12(g) 3, 13d and 13g, and appropriate amendments to the forms 8-K as may be necessary to include pro forma financials and consolidated financials.

         7.6 PDHO and Merger Sub shall furnish PSC with certified copies of resolutions duly adopted by the Board of Directors of each of PDHO and Merger Sub, approving this Agreement and the transactions contemplated by it.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT
                           ---------------------------

         8.1   Anything   contained   in   this   Agreement   to  the   contrary
notwithstanding, the Agreement may be terminated and abandoned at any time prior to the Effective Date:

                  (a) By mutual consent of PSC, PDHO and Merger Sub;

                  (b) By PSC, if any condition set forth in Article VII relating to PDHO and/or Merger Sub has not been met by the Effective Date or has not been waived in writing by PSC;

                  (c) By PDHO, if any condition set forth in Article VII relating to PSC has not been met by the Effective Date or has not been waived in writing by PDHO and Merger Sub;

                  (d) By PSC, Merger Sub or PDHO, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

                  (e) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

                  (f) By any party if the Effective Date is not within 30 days from the date hereof, or if the Closing Date passes without performance.

         8.2 Any of the terms or conditions of this Agreement may be waived in writing at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided, however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.


                                   ARTICLE IX

       TERMINATION OF REPRESENTATION AND WARRANTIES AND CERTAIN AGREEMENTS
       -------------------------------------------------------------------

         9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished four years after the Effective Date of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X

                                  MISCELLANEOUS
                                  -------------

         10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

         10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

         10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of this Agreement.

         10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of PSC.

         10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

 To: Paradigm Solutions Corporation:          Paradigm Solutions Corporation
                                              2600 Tower Oaks Blvd., Suite 500
                                              Rockville, Maryland 20852-4221

To:  With a copy to:                          Kirkpatrick & Lockhart LLP
                                              201 South Biscayne Boulevard,
                                              Suite 2000
                                              Miami, FL  33131
                                              Attention: Clayton E. Parker, Esq.
                                              Telephone: (305) 359-3300
                                              Facsimile: (305) 358-7095

To:  Paradigm Holdings, Inc. or Merger Sub:   7609 Ralston Road
                                              Arvada, CO 80002
                                              Attention: Jeff Ploen
                                              Telephone: (303) 570-6093
                                              Facsimile: (303) 431-1567

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

         10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of PSC and PDHO. However, either PSC or PDHO may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

         10.7 The Board of Directors of PDHO shall appoint the following individuals to the Board of Directors of PDHO concurrent with the closing of the transaction contemplated in this Agreement, subject to compliance with Section 14f of the Securities Exchange Act of 1934 by mailing of Notice to shareholders:

         A) Ray Huger

         B) Frank Jakovac

         C) Mark Serway


         10.8 PSC shall pay or cause to be paid a total of $161,764.70 at closing hereunder for the retirement of total of 8,088,235 shares of PDHO. Ultimate Investments Corp. will retire 4,580,000 shares for $91,600, Shortline Equity Partners, Inc. will retire 2,000,000 shares for $40,000, and J. Paul Consulting Corp. will retire 1,508,235 shares for $30,164.70.

          10.9 It is a condition of Closing under this Agreement that PDHO shall remain listed in good standing on the OTCBB as of Closing Date.

         10.10 PSC agrees hereby to engage Shortline Equity Partners, Inc. as a business consultant for the coming year and to pay, on or before January 2, 2005, a consulting fee of $238,235 for such services.

         10.11 COUNTERPARTS; INTERPRETATION. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. All Schedules hereto shall be deemed a part of this Agreement. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of all of the parties hereto. No ambiguity in any provision hereof shall be construed against a party by reason of the fact it was drafted by such party or its counsel. For purposes of this Agreement: "HEREIN", "hereby", "HEREUNDER", "HEREWITH", "HEREAFTER" and "HEREINAFTER" refer to this Agreement in its entirety, and not to any particular section or paragraph. References to "INCLUDING" means including without limiting the generality of any description preceding such term. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

         10.12 GOVERNING LAW. The validity and effect of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Maryland, without regard to principles of conflicts of laws thereof. Any dispute, controversy or question of interpretation arising under, out of, in connection with or in relation to this Agreement or any amendments hereof, or any breach or default hereunder, shall be litigated in the state or federal courts in Montgomery, Maryland, U.S.A. Each of the parties hereby irrevocably submits to the jurisdiction of any state or federal court sitting in Montgomery, Maryland. Each party hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of any such action in Montgomery, Maryland.

         10.13 SUCCESSORS AND ASSIGNS; ASSIGNMENT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, and successors; provided, however, that no Shareholder may assign this Agreement or any rights hereunder, in whole or in part.

         10.14 PARTIAL INVALIDITY AND SEVERABILITY. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any terms of this Agreement not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

         10.15 WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of a party hereto to exercise, and no delay in exercising, any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other future exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

         10.16 HEADINGS. The headings as to contents of particular paragraphs of this Agreement are inserted for convenience only and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

         10.17 EXPENSES. Except as otherwise expressly provided herein, all legal and other costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by PSC or PDHO as each party incurs such expenses.

         10.18 FINDER'S FEES. PSC represents to PDHO that no broker, agent, finder or other party has been retained by it in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by PSC to be paid for or on account of the transactions contemplated hereby. PDHO represents to PSC and the PSC Shareholders that no broker, agent, finder or other party has been retained PDHO in connection with the transactions contemplated hereby and that no other fee or commission has been agreed by PDHO to be paid for or on account of the transactions contemplated hereby.

         10.19 GENDER. Where the context requires, the use of the singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

         10.20 ACCEPTANCE BY FAX. This Agreement shall be accepted, effective and binding, for all purposes, when the parties shall have signed and transmitted to each other, by telecopier or otherwise, copies of the signature pages hereto.

         10.21 ATTORNEYS' FEES. In the event of any litigation arising under the terms of this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.

         10.22 TIME IS OF THE ESSENCE. It is understood and agreed among the parties hereto that time is of the essence in this Agreement and this applies to all terms and conditions contained herein.

         10.23 NO JURY TRIAL. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT AND ANY DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER
VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

         IN WITNESS WHEREOF, the parties have set their hands and seals this 3rd day of November, 2004.

                                              PARADIGM HOLDINGS, INC.

                                              By: /s/ Jeffrey Ploen
                                                  ------------------------------
                                                      President

                                              Attest: /s/ Jeffrey Ploen
                                                      --------------------------
                                                       Secretary


                                              PARADIGM SOLUTIONS CORPORATION


                                              By: /s/ Raymond A. Huger
                                                  --------------------
                                                      President

                                              Attest: /s/ Harry Kaneshiro
                                                      --------------------------
                                                       Secretary

         Paradigm  Solutions  Corporation  SHAREHOLDERS  (by signature  below or
pursuant  to   execution   of  the  Exchange   Agreement   and   Representations
incorporating this Agreement by reference.)

SIGNATURES                                      PLEASE PRINT NAMES


1  /s/ Raymond A. Huger                         Raymond A. Huger
 ----------------------------                   ----------------------------

2  /s/ Samar Ghadry                             Samar Ghadry
 ----------------------------                   ----------------------------

3  /s/ Harry Kaneshiro                          Harry Kaneshiro
 ----------------------------                   ----------------------------

4


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